UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2012

The following N-CSR relates only to Dreyfus Equity Income Fund and Dreyfus Emerging Markets Debt Local Currency Fund and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Equity Income Fund

ANNUAL REPORT May 31, 2012

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Renewal of
the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Equity Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Equity Income Fund, covering the 12-month period from June 1, 2011, through May 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The market rebound that drove stock prices higher during the fall and winter seemed to sputter toward the end of the first quarter 2012, primarily due to a resurgent European debt crisis and renewed U.S. economic concerns, including disappointing employment data. Consequently, stocks ended the reporting period with low or negative returns, on average, with steeper declines among smaller companies and more mild losses for large-cap stocks.

Despite the market’s recent swoon, we believe that trends in many of the more economically sensitive areas of the U.S. economy remain favorable. For example, in the automobile industry, new cars offer improved gas mileage, the average age of the auto fleet is old, and credit is widely available at a time when household debt-service ratios have dropped sharply. Even residential construction has moved into a sustainable uptrend, in our opinion, as employment has expanded and homebuilders have seen a rise in orders. On the other hand, net exports may prove to be a slight drag on domestic growth since the economy in the United States is stronger than in many of its trading partners. On the whole, we expect near-trend growth in the U.S. economy for the remainder of 2012.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2012

2

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2011, through May 31, 2012, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended May 31, 2012, Dreyfus Equity Income Fund’s Class A shares produced a total return of 3.18%, Class C shares returned 2.47% and Class I shares returned 3.47%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), provided a total return of –0.43% for the same period.2

Market weakness stemming from global macroeconomic concerns over the reporting period’s first half was balanced by a rebound over the second half.The fund produced higher returns than its benchmark, chiefly due to successful security selections in the consumer staples, energy, health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks total return consisting of capital appreciation and income. To pursue its goal, the fund invests primarily in equity securities, with a particular focus on dividend-paying stocks and other investments and investment techniques that provide income.When selecting securities, we use a computer model to identify and rank stocks within an industry or sector. Next, based on fundamental analysis, we generally select what we believe to be the most attractive of the higher ranked securities. We manage risk by diversifying the fund’s investments across companies and industries, seeking to limit the potential adverse impact of a decline in any one stock or industry.

Changing Economic Data Fueled Market Volatility

Equity markets floundered early in the reporting period, mainly due to a debt crisis in Greece that threatened other members of the European Union and uncertainties regarding the sustainability of the U.S. economic recovery.These issues led investors to avoid many of the market’s riskier areas, and they focused instead on traditionally defensive investments,

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

including dividend-paying stocks. Fortunately, many of these concerns abated in the fall when U.S. employment trends improved and European policymakers announced measures to address the region’s debt crisis. Investors grew more tolerant of risk, and they shifted their attention from traditional safe havens to riskier assets.

However, new developments in the spring of 2012 called some of these positive influences into question. The U.S. labor market’s rebound slowed markedly as the public sector shed jobs and employment gains in the private sector proved more anemic than expected. Austerity measures designed to relieve fiscal pressures in Europe encountered political resistance, raising questions regarding proposed bailouts and the region’s economic prospects. These threats to global growth caused most stock market averages, including the S&P 500 Index, to decline in April and May, erasing earlier gains.

Dividend Payers Benefited from Investors’ Caution

Over the first half of the reporting period, investors abandoned riskier investments in favor of perceived safe havens, including the stocks of well-established companies with consistent earnings, healthy balance sheets and generous dividend yields.Although risk appetites expanded and dividend-paying stocks generally underperformed market averages over the first five months of 2012, it was not enough to fully offset earlier gains.

The fund fared particularly well in the traditionally defensive consumer staples sector, where retailing giant Wal-Mart Stores and tobacco producers Philip Morris International and Altria Group attracted investment capital with strong cash flows, stock buyback programs and dividend increases. In the energy sector, relative performance was bolstered by a focus on better-performing integrated oil producers, including Exxon Mobil, Chevron and ConocoPhillips. Overweighted exposure to the health care sector proved beneficial, as large pharmaceutical developers Eli Lilly & Co. and Bristol-Myers-Squibb gained value in the flight to quality. We maintained an underweighted position in information technology companies, few of which pay dividends. Among those that do, the fund scored successes with microchip maker Intel and software giant Microsoft.The fund also established a small position in electronics innovator Apple in anticipation of the company initiating a dividend.

4

Finally, the fund avoided the brunt of weakness in the financials sector, especially among large, diversified financial institutions that have suffered from corporate governance and oversight issues.

Disappointments during the reporting period were concentrated in the industrials sector, where mailing equipment specialist Pitney Bowes was hurt by a muted growth forecast. Directories publisher R.R. Donnelly encountered intensifying competitive pressures that led to sharp declines in its stock price. Automotive components manufacturer Autoliv lost value due to global economic concerns.

A Growth-Oriented Investment Posture

Although we have remained cautious in an environment of heightened economic uncertainty, we are optimistic regarding the prospects for dividend-paying stocks. U.S. dividend payment ratios have remained low compared to global averages, suggesting strong potential for further dividend increases. In addition, U.S. stocks ended the reporting period with attractive valuations relative to historical norms.As of the reporting period’s end, our bottom-up security selection process has found a number of attractive dividend-paying opportunities in the telecommunications services and utilities sector, but fewer among information technology companies.

June 15, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares.
Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

Comparison of change in value of $10,000 investment in Dreyfus Equity Income Fund Class shares, Class C shares and Class I shares and the Standard & Poor’s 500 Composite Stock
Price Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Equity
Income Fund on 7/5/06 (inception date) to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The fund primarily seeks total return by investing in stocks, focusing on dividend-paying stocks and other instruments that provide income.The Index is a widely accepted, unmanaged index of U.S. stock market performance.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 5/31/12

	Inception		From
	Date	1Year	Inception
Class A shares
with maximum sales charge (5.75%)	7/5/06	–2.78%	2.08%
without sales charge	7/5/06	3.18%	3.10%
Class C shares
with applicable redemption charge †	7/5/06	1.48%	2.35%
without redemption	7/5/06	2.47%	2.35%
Class I shares	7/5/06	3.47%	3.37%
Standard & Poor’s 500
Composite Stock Price Index	6/30/06	–0.43%	2.70%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
For comparative purposes, the value of the Index as of 6/30/06 is used as the beginning value on 7/5/06.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Equity Income Fund from December 1, 2011 to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.92	$9.77	$4.64
Ending value (after expenses)	$1,059.80	$1,056.20	$1,060.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.81	$9.57	$4.55
Ending value (after expenses)	$1,019.25	$1,015.50	$1,020.50

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C and .90%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

May 31, 2012

Common Stocks—99.4%	Shares	Value ($)
Consumer Discretionary—7.9%
American Eagle Outfitters	3,990	77,047
Foot Locker	19,900	631,626
Garmin	4,200	180,432
Genuine Parts	1,720	108,360
H&R Block	83,640	1,277,183
Hasbro	2,060	72,965
Home Depot	12,490	616,257
Leggett & Platt	10,220	212,474
Mattel	9,870	307,253
McDonald’s	1,650	147,411
McGraw-Hill	4,140	179,593
News, Cl. A	28,500	547,200
Viacom, Cl. B	6,040	288,289
		4,646,090
Consumer Staples—15.0%
Altria Group	51,370	1,653,600
Archer-Daniels-Midland	2,250	71,730
Campbell Soup	8,650	274,205
Coca-Cola Enterprises	3,000	82,080
ConAgra Foods	24,330	611,899
CVS Caremark	16,020	719,939
Dr. Pepper Snapple Group	8,960	369,690
Kroger	11,070	243,651
Lorillard	1,480	182,928
Philip Morris International	21,440	1,811,894
Procter & Gamble	1,550	96,549
SUPERVALU	39,350	177,862
Wal-Mart Stores	36,490	2,401,772
Walgreen	6,340	193,497
		8,891,296

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy—6.9%
Chevron	11,960	1,175,788
ConocoPhillips	17,315	903,150
Diamond Offshore Drilling	1,140	66,325
Exxon Mobil	13,560	1,066,223
Halliburton	7,990	240,179
Marathon Oil	7,400	184,334
Phillips 66	8,657[a]	259,970
Schlumberger	2,900	183,425
		4,079,394
Financial—12.6%
Aflac	6,850	274,548
American Express	9,020	503,587
Annaly Capital Management	92,810[b]	1,542,502
Ares Capital	71,250	1,075,162
Capitol Federal Financial	36,690	427,438
Chimera Investment	202,800[b]	567,840
Commonwealth REIT	6,760[b]	119,314
Hospitality Properties Trust	34,740[b]	816,737
JPMorgan Chase & Co.	21,105	699,631
LPL Investment Holdings	9,300	301,134
MetLife	12,850	375,349
People’s United Financial	33,410	388,558
Piedmont Office Realty Trust, Cl. A	17,940[b]	296,189
Prudential Financial	1,805	83,842
		7,471,831
Health Care—12.1%
Abbott Laboratories	1,480	91,449
Baxter International	2,870	145,279
Bristol-Myers Squibb	50,110	1,670,667
Eli Lilly & Co.	48,920	2,003,274
Humana	1,470	112,293
Johnson & Johnson	2,350	146,711

10

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Merck & Co.	16,110	605,414
Pfizer	89,807	1,964,079
Thoratec	2,250[a]	68,265
WellPoint	4,950	333,581
		7,141,012
Industrial—9.8%
Cummins	1,120	108,584
General Dynamics	1,660	106,257
General Electric	81,800	1,561,562
Iron Mountain	2,550	72,293
Lockheed Martin	1,660	137,448
PACCAR	2,370	89,041
Pitney Bowes	150,915	2,058,481
R.R. Donnelley & Sons	72,400	779,024
Raytheon	2,070	104,162
Union Pacific	1,000	111,400
United Parcel Service, Cl. B	6,720	503,597
Waste Management	4,900	158,956
		5,790,805
Information Technology—16.2%
Activision Blizzard	13,760	161,542
Apple	4,860[a]	2,807,768
Intel	81,145	2,096,787
International Business Machines	2,090	403,161
Maxim Integrated Products	19,105	480,682
Microchip Technology	24,880	771,778
Microsoft	67,385	1,966,968
Oracle	13,090	346,492
Paychex	7,350	220,280
QUALCOMM	4,100	234,971
VeriSign	1,800[a]	68,814
		9,559,243

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Materials—5.0%
CF Industries Holdings	1,200	205,152
Freeport-McMoRan Copper & Gold	22,440	718,978
Southern Copper	66,256	1,884,983
Steel Dynamics	14,980	157,889
		2,967,002
Telecommunication Services—6.2%
AT&T	55,160	1,884,817
Verizon Communications	43,070	1,793,435
		3,678,252
Utilities—7.7%
Ameren	13,210	426,815
American Electric Power	52,660	2,027,937
Consolidated Edison	3,090	186,512
Entergy	1,030	66,466
Exelon	8,100	299,538
NextEra Energy	1,710	111,731
Pepco Holdings	11,540	219,952
Public Service Enterprise Group	25,960	809,692
Southern	2,950	135,435
TECO Energy	10,550	183,570
Wisconsin Energy	2,390	90,438
		4,558,086
Total Common Stocks
(cost $57,950,989)		58,783,011

12

Other Investment—.6%			Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $354,849)			354,849 [c]	354,849

Total Investments (cost $58,305,838)			100.0%	59,137,860

Liabilities, Less Cash and Receivables			(.0%)	(28,417)

Net Assets			100.0%	59,109,443

REIT—Real Estate Investment Trust
a	Non-income producing security.
b	Investment in real estate investment trust.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)				Value (%)
Information Technology		16.2	Utilities	7.7
Consumer Staples		15.0	Energy	6.9
Financial		12.6	Telecommunication Services	6.2
Health Care		12.1	Materials	5.0
Industrial		9.8	Money Market Investment	.6
Consumer Discretionary		7.9		100.0

†	Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		57,950,989	58,783,011
Affiliated issuers		354,849	354,849
Dividends receivable			247,609
Receivable for shares of Beneficial Interest subscribed			116,270
Prepaid expenses			37,144
			59,538,883
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			61,470
Cash overdraft due to Custodian			135,927
Payable for investment securities purchased			172,312
Payable for shares of Beneficial Interest redeemed			6,469
Accrued expenses			53,262
			429,440
Net Assets ($)			59,109,443
Composition of Net Assets ($):
Paid-in capital			57,717,089
Accumulated undistributed investment income—net			219,315
Accumulated net realized gain (loss) on investments			341,017
Accumulated net unrealized appreciation
(depreciation) on investments			832,022
Net Assets ($)			59,109,443

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	51,753,790	4,147,611	3,208,042
Shares Outstanding	3,932,705	318,393	243,111
Net Asset Value Per Share ($)	13.16	13.03	13.20

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended May 31, 2012

Investment Income ($):
Income:
Cash dividends: (net of $75 foreign taxes withheld at source):
Unaffiliated issuers	1,126,512
Affiliated issuers	427
Income from securities lending—Note 1(b)	1,699
Total Income	1,128,638
Expenses:
Management fee—Note 3(a)	201,807
Shareholder servicing costs—Note 3(c)	88,669
Custodian fees—Note 3(c)	79,100
Registration fees	47,243
Auditing fees	35,709
Distribution fees—Note 3(b)	16,252
Prospectus and shareholders’ reports	14,523
Legal fees	9,684
Trustees’ fees and expenses—Note 3(d)	1,779
Loan commitment fees—Note 2	234
Miscellaneous	13,076
Total Expenses	508,076
Less—reduction in management fee due to undertakings—Note 3(a)	(173,158)
Less—reduction in fees due to earnings credits—Note 3(c)	(34)
Net Expenses	334,884
Investment Income—Net	793,754
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	399,856
Net unrealized appreciation (depreciation) on investments	636,225
Net Realized and Unrealized Gain (Loss) on Investments	1,036,081
Net Increase in Net Assets Resulting from Operations	1,829,835

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2012	2011
Operations ($):
Investment income—net	793,754	48,447
Net realized gain (loss) on investments	399,856	346,153
Net unrealized appreciation
(depreciation) on investments	636,225	307,194
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,829,835	701,794
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(508,071)	(31,860)
Class C Shares	(37,078)	(5,123)
Class I Shares	(31,601)	(1,801)
Net realized gain on investments:
Class A Shares	(227,036)	—
Class C Shares	(13,908)	—
Class I Shares	(6,810)	—
Total Dividends	(824,504)	(38,784)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	55,138,094	2,004,280
Class C Shares	3,914,501	678,007
Class I Shares	4,041,781	23,503
Dividends reinvested:
Class A Shares	680,085	12,745
Class C Shares	32,683	2,675
Class I Shares	19,829	913
Cost of shares redeemed:
Class A Shares	(7,352,475)	(1,456,332)
Class C Shares	(740,925)	(176,017)
Class I Shares	(927,086)	(57,808)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	54,806,487	1,031,966
Total Increase (Decrease) in Net Assets	55,811,818	1,694,976
Net Assets ($):
Beginning of Period	3,297,625	1,602,649
End of Period	59,109,443	3,297,625
Undistributed investment income—net	219,315	11,429

16

		Year Ended May 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	4,259,332	169,627
Shares issued for dividends reinvested	52,382	1,079
Shares redeemed	(553,800)	(113,433)
Net Increase (Decrease) in Shares Outstanding	3,757,914	57,273
Class C
Shares sold	303,986	56,288
Shares issued for dividends reinvested	2,561	227
Shares redeemed	(57,847)	(14,269)
Net Increase (Decrease) in Shares Outstanding	248,700	42,246
Class I
Shares sold	306,304	2,067
Shares issued for dividends reinvested	1,532	78
Shares redeemed	(70,156)	(4,357)
Net Increase (Decrease) in Shares Outstanding	237,680	(2,212)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.23	10.52	9.24	13.17	15.00
Investment Operations:
Investment income—net[a]	.39	.23	.16	.19	.19
Net realized and unrealized
gain (loss) on investments	.01	2.66	1.27	(3.93)	(1.63)
Total from Investment Operations	.40	2.89	1.43	(3.74)	(1.44)
Distributions:
Dividends from investment income—net	(.36)	(.18)	(.15)	(.19)	(.18)
Dividends from net realized
gain on investments	(.11)	—	—	—	(.21)
Total Distributions	(.47)	(.18)	(.15)	(.19)	(.39)
Net asset value, end of period	13.16	13.23	10.52	9.24	13.17
Total Return (%)[b]	3.18	27.70	15.55	(28.60)	(9.59)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.80	5.40	9.40	11.74	8.79
Ratio of net expenses
to average net assets	1.19	1.50	1.50	1.50	1.50
Ratio of net investment income
to average net assets	2.99	1.85	1.49	1.95	1.38
Portfolio Turnover Rate	66.38	121.84	76.05	29.06	14.52
Net Assets, end of period ($ x 1,000)	51,754	2,312	1,236	957	1,307

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended May 31,
Class C Shares	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value, beginning of period	13.10	10.43	9.18	13.12	14.96
Investment Operations:
Investment income—net[a]	.30	.13	.09	.11	.09
Net realized and unrealized
gain (loss) on investments	.01	2.65	1.26	(3.92)	(1.62)
Total from Investment Operations	.31	2.78	1.35	(3.81)	(1.53)
Distributions:
Dividends from investment income—net	(.27)	(.11)	(.10)	(.13)	(.10)
Dividends from net realized
gain on investments	(.11)	—	—	—	(.21)
Total Distributions	(.38)	(.11)	(.10)	(.13)	(.31)
Net asset value, end of period	13.03	13.10	10.43	9.18	13.12
Total Return (%)[b]	2.47	26.79	14.57	(29.07)	(10.28)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.96	6.19	10.13	13.47	9.82
Ratio of net expenses
to average net assets	2.00	2.25	2.25	2.25	2.25
Ratio of net investment income
to average net assets	2.30	1.09	.78	1.21	.66
Portfolio Turnover Rate	66.38	121.84	76.05	29.06	14.52
Net Assets, end of period ($ x 1,000)	4,148	913	286	129	127

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2012	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	13.26	10.54	9.25	13.19	15.01
Investment Operations:
Investment income—net[b]	.42	.25	.18	.22	.22
Net realized and unrealized
gain (loss) on investments	.02	2.67	1.28	(3.95)	(1.62)
Total from Investment Operations	.44	2.92	1.46	(3.73)	(1.40)
Distributions:
Dividends from investment income—net	(.39)	(.20)	(.17)	(.21)	(.21)
Dividends from net realized
gain on investments	(.11)	—	—	—	(.21)
Total Distributions	(.50)	(.20)	(.17)	(.21)	(.42)
Net asset value, end of period	13.20	13.26	10.54	9.25	13.19
Total Return (%)	3.47	28.04	15.73	(28.35)	(9.40)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	5.25	9.28	11.55	8.78
Ratio of net expenses
to average net assets	.93	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	3.31	2.07	1.72	2.19	1.63
Portfolio Turnover Rate	66.38	121.84	76.05	29.06	14.52
Net Assets, end of period ($ x 1,000)	3,208	72	81	53	75

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund.The fund’s investment objective is to seek total return (consisting of capital appreciation and income).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securi-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

ties and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	58,783,011	—	—	58,783,011
Mutual Funds	354,849	—	—	354,849

† See Statement of Investments for additional detailed categorizations.

24

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2012,The Bank of New York Mellon earned $728 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2012 were as follows:

Affiliated
Investment	Value				Value		Net
Company	5/31/2011	($)	Purchases ($)	Sales ($)	5/31/2012	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	65,000		22,269,513	21,979,664	354,849.6
Dreyfus
Institutional
Cash
Advantage
Fund	212,049		5,753,392	5,965,441	—		—
Total	277,049		28,022,905	27,945,105	354,849.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

26

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2012, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $795,376, undistributed capital gains $16,828 and unrealized appreciation $580,150.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2012 and May 31, 2011were as follows: ordinary income $739,412 and $38,784 and long-term capital gains $85,092 and $0, respectively.

During the period ended May 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $9,118 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed from December 1, 2011 until October 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets.The Manager had contractually agreed from June 1, 2011 until November 30, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that annual direct fund operating expenses (exclusive of certain expenses as described above) did not exceed 1.25% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertakings, amounted to $173,158 during the period ended May 31, 2012.

During the period ended May 31, 2012, the Distributor retained $14,697 from commissions earned on sales of the fund’s Class A shares and $441 from CDSC’s on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2012, Class C shares were charged $16,252 pursuant to the Plan.

28

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2012, Class A and Class C shares were charged $58,536 and $5,417, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of theTrust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency and cash management services for the fund. During the period ended May 31, 2012, the fund was charged $8,021 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2012, the fund was charged $79,100 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2012, the fund was charged $889 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $34.

During the period ended May 31, 2012, the fund was charged $6,565 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $37,565, Rule 12b-1 distribution plan fees $2,627, shareholder services plan fees $11,799, custodian fees $27,000, chief compliance officer fees $2,652 and transfer agency per account fees $2,910, which are offset against an expense reimbursement currently in effect in the amount of $23,083.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2012, amounted to $72,501,441 and $17,939,522, respectively.

At May 31, 2012, the cost of investments for federal income tax purposes was $58,557,710; accordingly, accumulated net unrealized appreciation on investments was $580,150, consisting of $2,927,946 gross unrealized appreciation and $2,347,796 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Equity Income Fund (the “Fund”), a series of The Dreyfus/Laurel FundsTrust, including the statement of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Equity Income Fund, as of May 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 26, 2012

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 72.20% of ordinary income dividends paid during the fiscal year ended May 31, 2012 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $666,772 as ordinary income dividends paid during the fiscal year ended May 31, 2012 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2013 of the percentage applicable to the preparation of their 2012 income tax returns.Also, the fund reports the maximum amount allowable but not less than $.0362 per share as a capital gain dividend paid on December 15, 2011 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.Also, the fund reports the maximum amount allowable but not less than $.0692 as a short-term capital gain dividend paid on December 15, 2011 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

32

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15-16, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group medians and above the Performance Universe medians for the various periods, except for the five-year period when the fund’s performance was slightly below the Performance Universe median. The Board also noted that the fund ranked first in the Performance Group for the one-year period. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee (which was waived to zero pursuant to an agreement with Dreyfus) was below the Expense

34

Group and Expense Universe medians and the fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 1, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 0.90% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the prof-

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

itability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

36

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

38

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

40

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 73 investment companies (comprised of 183 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (73 investment companies, comprised of 183 portfolios). He is 55 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 69 investment companies (comprised of 179 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 2011.

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Dreyfus

Emerging Markets Debt

Local Currency Fund

ANNUAL REPORT May 31, 2012

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
39	Report of Independent Registered
Public Accounting Firm
40	Important Tax Information
41	Information About the Renewal of
the Fund’s Management Agreement
46	Board Members Information
48	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Emerging Markets Debt
Local Currency Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Debt Local Currency Fund, covering the 12-month period from June 1, 2011, through May 31, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The market rebound that drove prices of stocks and some bonds higher early in the reporting period seemed to sputter and die in the spring of 2012, primarily due to a resurgent European debt crisis and renewed U.S. economic concerns, including disappointing employment data. Consequently, stocks gave back many of the gains they previously had achieved, but they still ended the reporting period with positive returns, on average. Bonds generally fared better, gaining value as long-term interest rates fell in a challenging economic climate.

Despite the markets’ recent swoon and a resurgent European debt crisis, we do not anticipate a global recession. Instead, we continue to expect worldwide economic growth of about 3% for 2012, with an economic decline in Southern Europe, slight declines or slight growth for several quarters in the United Kingdom and much of Northern Europe, near-trend growth in the United States and sustained but slower growth in China and other emerging market countries.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 15, 2012

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2011 through, May 31, 2012, as provided by Alexander Kozhemiakin and Javier Murcio, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2012, Dreyfus Emerging Markets Debt Local Currency Fund’s Class A shares produced a total return of –8.12%, Class C shares returned –8.83% and Class I shares returned –7.94%.1 In comparison, the fund’s benchmark, the JPMorgan Government Bond Index – Emerging Markets Diversified (the “Index”), produced a –6.11% total return for the same period.2 Emerging markets encountered heightened volatility as investors reacted to global economic developments, particularly a debt crisis in Europe.The fund produced lower returns than its benchmark, largely due to overweight exposure to the Mexican peso and underweight positions in the Colombian peso and Peruvian nuevo sol.

The Fund’s Investment Approach

The fund seeks to maximize total return.To pursue its goal, the fund normally invests at least 80% of its assets in emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ in-depth fundamental country analysis supported by the discipline of quantitative valuation models. A “top down” analysis of macroeconomics and financial and political variables guides country and currency allocations.We also consider technical market factors and the global risk environment.We seek to identify shifts in country fundamentals and consider the risk-adjusted attractiveness of currency and duration returns for each emerging market country.

Macroeconomic Developments Fueled Market Volatility

When the reporting period began, emerging markets were reeling from the impact of a sovereign debt crisis in Europe and uncertainties regarding the sustainability of the U.S. economic recovery. In addition, inflationary pressures in China led to remedial measures from the country’s policymakers, sparking concerns about an economic slowdown in a major engine of global growth.These worries led investors away from

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

riskier assets, including emerging-markets currencies and debt securities. Instead, they flocked to traditional safe havens in developed markets.

After heightened volatility over the reporting period’s first half, emerging-markets currencies and bonds generally rebounded from late December through the end of the first quarter of 2012, when investor sentiment was bolstered by quantitative easing in Europe, encouraging U.S. economic news and the growing likelihood of a “soft landing” in China. However, these positive influences were called into question in the spring when austerity measures in Europe encountered political resistance, raising questions about the region’s economic prospects. These threats to global growth caused most emerging-market currencies and bonds to again decline against the U.S. dollar in April and May.

Mexico, Colombia and Peru Weighed on Performance

The fund’s longstanding emphasis on the Mexican peso detracted from the fund’s relative performance over the reporting period, as the currency lost value relative to the U.S. dollar during market downturns despite sound underlying economic and fiscal fundamentals. A correspondingly underweight position in the Colombian peso, which we had established as a hedge against possible weakness in the Mexican peso, proved ineffective. In addition, underweighted exposure to the stronger performing Peruvian nuevo sol undermined results compared to the benchmark.

The fund achieved better results through relatively light exposure to the Hungarian forint, which enabled the fund to avoid the brunt of sharp declines stemming from the European debt crisis. Likewise, underweight exposure to theTurkish lira helped shelter the fund when investors reacted negatively to an unorthodox monetary policy from Turkey’s central bank. The fund’s duration management strategy also produced positive results when interest rates in many markets fell in response to more accommodative monetary policies worldwide.

The fund’s investments in local currency-denominated bonds fared well through overweight exposure to Mexico and Chile, which was only partly offset by below-average returns from an underweighted position in Indonesia. Moreover, we eliminated credit-linked notes from the portfolio in order to manage certain risks.This move reduced the fund’s participation in gains posted by Russian and Colombian bond markets over the first quarter of 2012.

The fund employed non-deliverable currency forward contracts during the reporting period to adjust some currency positions and implement its hedging strategies.

Positioned for Continued Volatility

We expect bouts of market volatility over the remainder of 2012 as investors react to economic and political headlines in Europe, China and other regions. Nonetheless, bonds and currencies in several markets appear attractively valued compared to historical norms, and we intend to adjust the fund’s composition as new value-oriented opportunities arise.

As of the reporting period’s end, we have maintained overweight exposure to the Mexico peso, Brazilian real, Malaysian ringit, Russian ruble and South African rand. Underweight positions included currencies from Colombia, Peru, Hungary and Indonesia. Among bonds, the fund ended the reporting period with overweighted exposure to Mexico,Thailand and the Philippines, and underweighted exposure to Malaysia and Indonesia.

June 15, 2012

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rate, political factors and government control.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price. The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October
31, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: FACTSET — The JPMorgan Government Bond Index – Emerging Markets
Diversified is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds.The Index does not include fund fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Debt Local
Currency Fund Class A shares, Class C shares and Class I shares and the JPMorgan Government
Bond Index—Emerging Markets Diversified

† Source: FactSet
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Emerging Markets Debt Local Currency Fund on 9/12/08 (inception date) to a $10,000 investment made in the
JPMorgan Government Bond Index-Emerging Markets Diversified (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/12

	Inception		From
	Date	1Year	Inception
Class A shares
with maximum sales charge (4.5%)	9/12/08	–12.27%	3.74%
without sales charge	9/12/08	–8.12%	5.04%
Class C shares
with applicable redemption charge †	9/12/08	–9.71%	4.23%
without redemption	9/12/08	–8.83%	4.23%
Class I shares	9/12/08	–7.94%	5.29%
JPMorgan Government Bond Index—
Emerging Markets Diversified	8/31/08	–6.11%	5.61%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
For comparative purposes, the value of the Index as of 8/31/08 is used as the beginning value on 9/12/08.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt Local Currency Fund from December 1, 2011 to May 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.13	$9.90	$4.69
Ending value (after expenses)	$993.20	$989.30	$994.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2012

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.21	$10.02	$4.75
Ending value (after expenses)	$1,018.85	$1,015.05	$1,020.30

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 1.99% for Class C and .94%
for Class I, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2012

		Coupon	Maturity	Principal
Bonds and Notes—79.3%		Rate (%)	Date	Amount ($)[a]		Value ($)
Energy—1.6%
Petroleos Mexicanos,
Gtd. Notes	MXN	7.65	11/24/21	650,000,000	[b]	46,133,503
Financial—3.1%
Russian Agricultural Bank,
Sr. Unscd. Notes	RUB	7.50	3/25/13	2,998,600,000		88,969,697
Foreign/Governmental—74.1%
Brazil Notas do
Tesouro Nacional,
Notes, Ser. F	BRL	10.00	1/1/17	148,400,000		77,753,918
Chilean Government,
Sr. Unscd. Notes	CLP	5.50	8/5/20	12,337,000,000		25,373,312
Colombian Government,
Sr. Unscd. Bonds	COP	7.75	4/14/21	105,268,000,000		69,656,549
Colombian Government,
Sr. Unscd. Bonds	COP	9.85	6/28/27	56,662,000,000		44,201,320
Hungarian Government,
Bonds, Ser. 23/A	HUF	6.00	11/24/23	19,125,620,000		63,884,203
Hungarian Government,
Bonds, Ser. 19/A	HUF	6.50	6/24/19	5,683,840,000		20,768,787
Hungarian Government,
Bonds, Ser. 17/B	HUF	6.75	2/24/17	1,211,480,000		4,618,186
Hungarian Government,
Bonds, Ser. 22/A	HUF	7.00	6/24/22	5,462,420,000		19,908,282
Hungarian Government,
Bonds, Ser. 20/A	HUF	7.50	11/12/20	6,072,330,000		23,159,357
Malaysian Government,
Bonds, Ser. 0211	MYR	3.43	8/15/14	741,375,000		235,452,332
Malaysian Government,
Sr. Unscd. Bonds,
Ser. 0108	MYR	3.46	7/31/13	100,000,000		31,683,172
Malaysian Government,
Sr. Unscd. Bonds,
Ser. 0110	MYR	3.84	8/12/15	96,170,000		30,929,794
Malaysian Government,
Sr. Unscd. Bonds,
Ser. 1/06	MYR	4.26	9/15/16	262,760,000		86,291,486
Malaysian Government,
Sr. Unscd. Bonds,
Ser. 2/04	MYR	5.09	4/30/14	220,940,000		72,266,379

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/
Governmental (continued)
Mexican Government,
Bonds, Ser. M	MXN	7.00	6/19/14	939,900,000		68,721,517
Mexican Government,
Bonds, Ser. MI10	MXN	8.00	12/19/13	1,118,600,000		81,856,682
Mexican Government,
Bonds, Ser. M 20	MXN	8.50	5/31/29	232,715,000		18,669,791
Mexican Government,
Bonds, Ser. M 30	MXN	10.00	11/20/36	254,655,000		22,856,414
Nigerian Government,
Treasury Bills	NGN	0.00	4/11/13	450,700,000	[b,c]	2,483,361
Nigerian Government,
Treasury Bills	NGN	0.00	5/9/13	456,657,000	[c]	2,501,272
Peruvian Government,
Sr. Unscd. Bonds	PEN	6.90	8/12/37	97,100,000		39,284,705
Peruvian Government,
Sr. Unscd. Bonds	PEN	6.95	8/12/31	159,420,000		64,580,556
Peruvian Government,
Sr. Unscd. Bonds	PEN	7.84	8/12/20	65,150,000		28,122,181
Peruvian Government,
Sr. Unscd. Bonds	PEN	8.20	8/12/26	247,185,000		114,398,953
Peruvian Government,
Sr. Unscd. Bonds, Ser. 7	PEN	8.60	8/12/17	6,550,000		2,893,612
Philippine Government,
Sr. Unscd. Notes	PHP	4.95	1/15/21	3,467,000,000		83,132,851
Philippine Government,
Sr. Unscd. Bonds	PHP	6.25	1/14/36	538,000,000		12,952,920
Polish Government,
Bonds, Ser. 0415	PLN	5.50	4/25/15	20,660,000		5,933,325
Polish Government,
Bonds, Ser. 1012	PLN	0.00	10/25/12	15,000	[c]	4,151
Polish Government,
Bonds, Ser. 0416	PLN	5.00	4/25/16	120,000,000		33,985,505
Polish Government,
Bonds, Ser. 1017	PLN	5.25	10/25/17	14,900,000		4,234,981
Polish Government,
Bonds, Ser. 1020	PLN	5.25	10/25/20	63,565,000		17,799,132
Polish Government,
Bonds, Ser. 0922	PLN	5.75	9/23/22	88,270,000		25,466,770

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/
Governmental (continued)
Polish Government,
Bonds, Ser. 1015	PLN	6.25	10/24/15	163,250,000		47,991,799
Russian Government,
Bonds, Ser. 6203	RUB	6.90	8/3/16	184,105,000		5,314,376
Russian Government,
Bonds, Ser. 5079	RUB	7.00	6/3/15	177,775,000		5,246,693
Russian Government,
Bonds, Ser. 6206	RUB	7.40	6/14/17	2,222,000,000		64,577,678
Russian Government,
Bonds, Ser. 6204	RUB	7.50	3/15/18	1,599,735,000		46,470,205
Russian Government,
Bonds, Ser. 6205	RUB	7.60	4/14/21	187,800,000		5,376,566
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	162,170,000		14,041,197
South African Government,
Bonds, Ser. R208	ZAR	6.75	3/31/21	48,850,000		5,399,962
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31	85,810,000		8,450,518
South African Government,
Sr. Unscd. Bonds,
Ser. R207	ZAR	7.25	1/15/20	449,905,000		51,895,056
South African Government,
Sr. Unscd. Bonds,
Ser. R204	ZAR	8.00	12/21/18	392,435,000		47,942,697
South African Government,
Sr. Unscd. Bonds,
Ser. R203	ZAR	8.25	9/15/17	871,255,000		108,318,195
South African Government,
Sr. Unscd. Bonds,
Ser. R201	ZAR	8.75	12/21/14	450,000		56,751
South African Government,
Bonds, Ser. R186	ZAR	10.50	12/21/26	188,580,000		26,190,011
Turkish Government,
Bonds, Ser. CPI	TRY	4.00	4/29/15	41,455,000	[d]	26,524,366
Turkish Government,
Bonds	TRY	8.00	1/29/14	80,000,000		42,193,324
Turkish Government,
Bonds	TRY	9.00	1/27/16	95,980,000		51,496,442

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/
Governmental (continued)
Turkish Government,
Bonds, Ser. 5YR	TRY	9.00	3/8/17	55,200,000		29,616,624
Turkish Government,
Bonds	TRY	10.00	4/10/13	42,850,000		23,047,889
Turkish Government,
Bonds	TRY	10.00	6/17/15	46,000,000		25,297,225
Turkish Government,
Bonds	TRY	10.50	1/15/20	19,715,000		11,426,189
Turkish Government,
Bonds	TRY	11.00	8/6/14	83,660,000		46,479,024
Turkish Government,
Bonds	TRY	16.00	8/28/13	5,500,000		3,178,040
Uruguayan Government,
Sr. Unscd. Bonds	UYU	5.00	9/14/18	84,250,000		6,688,775
						2,139,045,357
Utilities—.5%
Eskom Holdings,
Scd. Notes	ZAR	0.00	12/31/18	226,900,000	[c]	14,765,698
Total Bonds and Notes
(cost $2,422,035,050)						2,288,914,255

Short-Term Investments—.9%
U.S. Treasury Bills;
0.10%, 8/16/12
(cost $25,167,720)				25,173,000	[e]	25,170,332

Other Investment—10.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $298,418,584)	298,418,584[f]	298,418,584

Total Investments (cost $2,745,621,354)	90.5%	2,612,503,171
Cash and Receivables (Net)	9.5%	273,699,973
Net Assets	100.0%	2,886,203,144

a Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
CLP—Chilean Peso
COP—Colombian Peso
HUF—Hungarian Forint
MXN—Mexican New Peso
MYR—Malaysian Ringgit
NGN—Nigerian Naira
PEN—Peruvian New Sol
PHP—Philippines Peso
PLN—Polish Zloty
RUB—Russian Ruble
TRY—Turkish Lira
UYU—Uruguayan New Peso
ZAR—South African Rand
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2012, these securities were valued at $48,616,864 or 1.7% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Turkish Consumer Price Index.
e Held by a broker as collateral for open financial forward foreign currency exchange contracts and swap positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Malaysia	15.8	Hungary	4.6
Short-Term/		Columbia	3.9
Money Market Investments	11.2	Philippines	3.3
South Africa	9.6	Brazil	2.7
Turkey	9.0	Chile	.9
Peru	8.6	Nigeria	.2
Mexico	8.3	Uruguay	.2
Russia	7.5
Poland	4.7		90.5

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2012

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		2,447,202,770	2,314,084,587
Affiliated issuers		298,418,584	298,418,584
Cash			2,657,949
Cash denominated in foreign currencies		1,790,219	1,682,852
Receivable for investment securities sold			269,205,337
Dividends and interest receivable			51,095,447
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			19,798,917
Receivable for shares of Beneficial Interest subscribed			8,300,435
Unrealized appreciation on swap contracts—Note 4			2,398,948
Prepaid expenses			208,002
			2,967,851,058
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			2,678,876
Payable for shares of Beneficial Interest redeemed			42,190,723
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			34,573,277
Payable for investment securities purchased			1,401,990
Unrealized depreciation on swap contracts—Note 4			383,731
Accrued expenses			419,317
			81,647,914
Net Assets ($)			2,886,203,144
Composition of Net Assets ($):
Paid-in capital			3,147,788,410
Accumulated distribution in excess of investment income—net			(41,472,485)
Accumulated net realized gain (loss) on investments			(67,538,218)
Accumulated net unrealized appreciation (depreciation) on
investments, swap transactions and foreign currency transactions			(152,574,563)
Net Assets ($)			2,886,203,144

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	78,350,827	24,306,276	2,783,546,041
Shares Outstanding	5,883,888	1,850,256	208,649,779
Net Asset Value Per Share ($)	13.32	13.14	13.34

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2012

Investment Income ($):
Income:
Interest (net of $86,656 foreign taxes withheld at source)	162,701,346
Dividends;
Affiliated issuers	186,241
Total Income	162,887,587
Expenses:
Management fee—Note 3(a)	21,020,681
Shareholder servicing costs—Note 3(c)	2,455,430
Custodian fees—Note 3(c)	1,870,948
Prospectus and shareholders’ reports	239,645
Trustees’ fees and expenses—Note 3(d)	229,096
Registration fees	209,069
Distribution fees—Note 3(b)	168,293
Professional fees	155,266
Loan commitment fees—Note 2	32,102
Miscellaneous	147,485
Total Expenses	26,528,015
Less—reduction in fees due to earnings credits—Note 3(c)	(4,145)
Net Expenses	26,523,870
Investment Income—Net	136,363,717
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency contracts	(69,413,057)
Net realized gain (loss) on swap transactions	(293,102)
Net realized gain (loss) on forward foreign currency exchange contracts	(79,887,768)
Net Realized Gain (Loss)	(149,593,927)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(221,176,931)
Net unrealized appreciation (depreciation) on swap transactions	2,015,217
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(19,611,787)
Net Unrealized Appreciation (Depreciation)	(238,773,501)
Net Realized and Unrealized Gain (Loss) on Investments	(388,367,428)
Net (Decrease) in Net Assets Resulting from Operations	(252,003,711)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2012	2011
Operations ($):
Investment income—net	136,363,717	65,304,346
Net realized gain (loss) on investments	(149,593,927)	21,026,747
Net unrealized appreciation
(depreciation) on investments	(238,773,501)	102,493,737
Net Increase (Decrease) in Net Assets
Resulting from Operations	(252,003,711)	188,824,830
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(3,566,478)	(1,330,289)
Class C Shares	(712,889)	(152,008)
Class I Shares	(109,784,543)	(34,730,559)
Net realized gain on investments:
Class A Shares	(654,477)	(245,632)
Class C Shares	(183,442)	(41,422)
Class I Shares	(21,938,188)	(6,706,804)
Total Dividends	(136,840,017)	(43,206,714)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	73,341,024	77,780,953
Class C Shares	19,101,101	15,201,455
Class I Shares	1,692,413,545	1,731,784,392
Dividends reinvested:
Class A Shares	3,896,784	1,146,179
Class C Shares	532,710	98,678
Class I Shares	25,343,170	7,241,861
Cost of shares redeemed:
Class A Shares	(65,351,990)	(44,527,876)
Class C Shares	(6,990,192)	(2,824,705)
Class I Shares	(866,548,694)	(133,926,209)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	875,737,458	1,651,974,728
Total Increase (Decrease) in Net Assets	486,893,730	1,797,592,844
Net Assets ($):
Beginning of Period	2,399,309,414	601,716,570
End of Period	2,886,203,144	2,399,309,414
Undistributed (distribution in excess of)
investment income—net	(41,472,485)	27,170,255

		Year Ended May 31,
	2012	2011
Capital Share Transactions:
Class A
Shares sold	5,063,302	5,321,897
Shares issued for dividends reinvested	273,024	80,495
Shares redeemed	(4,705,776)	(3,019,481)
Net Increase (Decrease) in Shares Outstanding	630,550	2,382,911
Class C
Shares sold	1,332,234	1,039,756
Shares issued for dividends reinvested	37,930	6,970
Shares redeemed	(512,575)	(196,156)
Net Increase (Decrease) in Shares Outstanding	857,589	850,570
Class I
Shares sold	118,078,816	117,919,000
Shares issued for dividends reinvested	1,798,107	508,308
Shares redeemed	(62,330,908)	(9,149,244)
Net Increase (Decrease) in Shares Outstanding	57,546,015	109,278,064
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.22	13.39	12.11	12.50
Investment Operations:
Investment income—net[b]	.67	.65	.55	.45
Net realized and unrealized
gain (loss) on investments	(1.87)	1.61	.96	(.59)
Total from Investment Operations	(1.20)	2.26	1.51	(.14)
Distributions:
Dividends from investment income—net	(.59)	(.36)	(.18)	(.25)
Dividends from net realized
gain on investments	(.11)	(.07)	(.05)	—
Total Distributions	(.70)	(.43)	(.23)	(.25)
Net asset value, end of period	13.32	15.22	13.39	12.11
Total Return (%)[c]	(8.12)	17.21	12.56	(.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.27	1.50	3.08[e]
Ratio of net expenses
to average net assets	1.22	1.27	1.32	1.35[e]
Ratio of net investment income
to average net assets	4.64	4.48	4.22	5.67[e]
Portfolio Turnover Rate	112.87	97.99	74.25	108.46[d]
Net Assets, end of period ($ x 1,000)	78,351	79,957	38,428	17,469

a From September 12, 2008 (commencement of operations) to May 31, 2009.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

		Year Ended May 31,
Class C Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.06	13.29	12.07	12.50
Investment Operations:
Investment income—net[b]	.55	.53	.46	.39
Net realized and unrealized
gain (loss) on investments	(1.85)	1.60	.95	(.59)
Total from Investment Operations	(1.30)	2.13	1.41	(.20)
Distributions:
Dividends from investment income—net	(.51)	(.29)	(.14)	(.23)
Dividends from net realized
gain on investments	(.11)	(.07)	(.05)	—
Total Distributions	(.62)	(.36)	(.19)	(.23)
Net asset value, end of period	13.14	15.06	13.29	12.07
Total Return (%)[c]	(8.83)	16.28	11.73	(1.49)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96	1.99	2.27	3.84[e]
Ratio of net expenses
to average net assets	1.96	1.99	2.09	2.10[e]
Ratio of net investment income
to average net assets	3.84	3.65	3.53	4.92[e]
Portfolio Turnover Rate	112.87	97.99	74.25	108.46[d]
Net Assets, end of period ($ x 1,000)	24,306	14,953	1,888	966

a From September 12, 2008 (commencement of operations) to May 31, 2009.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2012	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	15.25	13.42	12.12	12.50
Investment Operations:
Investment income—net[b]	.70	.69	.41	.47
Net realized and unrealized
gain (loss) on investments	(1.88)	1.62	1.14	(.59)
Total from Investment Operations	(1.18)	2.31	1.55	(.12)
Distributions:
Dividends from investment income—net	(.62)	(.41)	(.20)	(.26)
Dividends from net realized
gain on investments	(.11)	(.07)	(.05)	—
Total Distributions	(.73)	(.48)	(.25)	(.26)
Net asset value, end of period	13.34	15.25	13.42	12.12
Total Return (%)	(7.94)	17.45	12.94	(.79)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.97	1.02	2.84[d]
Ratio of net expenses
to average net assets	.93	.97	1.01	1.10[d]
Ratio of net investment income
to average net assets	4.88	4.73	3.60	5.92[d]
Portfolio Turnover Rate	112.87	97.99	74.25	108.46[c]
Net Assets, end of period ($ x 1,000)	2,783,546	2,304,400	561,401	970

a From September 12, 2008 (commencement of operations) to May 31, 2009.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt Local Currency Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering five series, including the fund.The fund’s investment objective seeks to maximize total return.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S.Treasury Bills), swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board of Trustees.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. These securities are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	149,868,898	—	149,868,898
Foreign
Government
Bonds	—	2,139,045,357	—	2,139,045,357
Mutual Funds	298,418,584	—	—	298,418,584
U.S. Treasury	—	25,170,332	—	25,170,332
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	19,798,917	—	19,798,917
Swaps††	—	2,398,948	—	2,398,948
Liabilities ($)
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(34,573,277)	—	(34,573,277)
Swaps††	—	(383,731)	—	(383,731)

† See Statement of Investments for additional detailed categorizations.
Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investment in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended May 31, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	5/31/2011	($)	Purchases ($)	Sales	($) 5/31/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	270,257,000		2,602,425,183		2,574,263,599 298,418,584	10.3

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry or country.

(f) Dividends to shareholders: It is the policy of the fund to normally declare and pay dividends from investment income-net, quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2012, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $87,719,166 and unrealized depreciation $165,945,476. In addition, the fund deferred for tax purposes late year ordinary losses of $7,920,624 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2012.The fund has $29,922,054 of post-enactment short-term losses and $57,797,112 of post-enactment long-term losses that can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2012 and May 31, 2011 were as follows: ordinary income $123,728,177 and $41,482,201 and long-term capital gains $13,111,840 and $1,724,513, respectively.

During the period ended May 31, 2012, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, swap periodic payments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $90,942,547 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2012, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement between the Manager and the Trust, the Trust has agreed to pay the Manager a management fee computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, until October 1, 2012, to waive receipt of its fees and/or assume certain expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 distribution plan fees, shareholder services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.10% of the value of the fund’s average daily net assets. During the period ended May 31, 2012, there was no expense reimbursement pursuant to the undertaking.

During the period ended May 31, 2012, the Distributor retained $21,156 from commissions earned on sales of the fund’s Class A shares and $16,363 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2012, Class C shares were charged $168,293 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2012, Class A and Class C shares were charged $216,160 and $56,098, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of theTrust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency and cash management services for the fund. During the period ended May 31, 2012, the fund was charged $966,591 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2012, the fund was charged $1,870,948 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Prior to May 29, 2012, the fund compensated The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2012, the fund was charged $147,542 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $4,145.

During the period ended May 31, 2012, the fund was charged $6,565 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,926,169, Rule 12b-1 distribution plan fees $16,200, shareholder services plan fees $22,699, custodian fees $456,819, chief compliance officer fees $2,652 and transfer agency per account fees $254,337.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2012, redemption fees charged and retained by the fund amounted to $138,291.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts and swap transactions, during the period ended May 31, 2012, amounted to $3,441,973,050 and $2,726,141,812, respectively.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of May 31, 2012 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	2,398,948	Interest rate risk[2]	(383,731)
Foreign exchange risk[3]	19,798,917	Foreign exchange risk[4]	(34,573,277)
Gross fair value of
derivatives contracts	22,197,865		(34,957,008)

Statement of Assets and Liabilities location:
1	Unrealized appreciation on swap contracts.
2	Unrealized depreciation on swap contracts.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended May 31, 2012 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
	Forward
Underlying risk	Contracts[5]	Swaps[6]	Total
Interest rate	—	(293,102)	(293,102)
Foreign exchange	(79,887,768)	—	(79,887,768)
Total	(79,887,768)	(293,102)	(80,180,870)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

	Forward
Underlying risk	Contracts[7]	Swaps[8]	Total
Interest rate	—	2,015,217	2,015,217
Foreign exchange	(19,611,787)	—	(19,611,787)
Total	(19,611,787)	2,015,217	(17,596,570)

Statement of Operations location:

5 Net realized gain (loss) on forward foreign currency exchange contracts.
6 Net realized gain (loss) on swap transactions.
7 Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8 Net unrealized appreciation (depreciation) on swap transactions.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at May 31, 2012:

Forward Foreign
Currency			Foreign			Unrealized
Exchange Number of			Currency			Appreciation
Contracts Contracts			Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring
6/28/2012	[a]	2	610,120,000	295,063,509	300,634,787	5,571,278
Chilean Peso,
Expiring
6/28/2012	[a]	1	222,050,000	438,531	428,020	(10,511)
Euro,
Expiring
6/28/2012	[b]	1	54,510,000	69,609,270	67,410,419	(2,198,851)
Hungarian Forint,
Expiring:
6/28/2012	[c]	1	7,936,700,000	34,032,417	32,505,851	(1,526,566)
6/28/2012	[d]	2	12,542,580,000	52,726,516	51,369,868	(1,356,648)
Mexican New Peso,
Expiring:
6/28/2012	[a]	3	2,037,230,000	145,713,091	141,507,247	(4,205,844)
6/28/2012	[c]	1	1,675,720,000	121,082,409	116,396,540	(4,685,869)

Forward Foreign
Currency			Foreign			Unrealized
Exchange Number of			Currency			Appreciation
Contracts Contracts			Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases
(continued):
Polish Zloty,
Expiring:
6/28/2012	[a]	2	368,620,000	104,570,090	103,588,603	(981,487)
6/28/2012	[e]	1	120,910,000	35,586,885	33,977,804	(1,609,081)
Russian Ruble,
Expiring:
8/13/2012	[c]	4	4,000,000,000	132,478,096	118,148,914	(14,329,182)
9/17/2012	[c]	11	1,902,000,000	58,454,104	55,808,953	(2,645,151)
South African Rand,
Expiring:
6/28/2012	[b]	1	27,381,000	3,285,851	3,211,219	(74,632)
6/28/2012	[e]	1	187,220,000	22,515,935	21,956,995	(558,940)
Turkish Lira,
Expiring
6/28/2012	[c]	1	57,290,000	30,688,879	30,502,609	(186,270)
Sales:				Proceeds ($)
Colombian Peso,
Expiring
6/28/2012	[f]	1	262,689,880,000	143,711,297	143,153,213	558,084
Euro,
Expiring:
6/28/2012	[g]	1	2,310,000	2,948,604	2,856,688	91,916
6/28/2012	[h]	1	72,880,000	93,136,268	90,127,892	3,008,376
Hungary Forint,
Expiring
6/1/2012	[d]	1	5,652,796,861	23,214,772	23,253,596	(38,824)
Malaysian Ringgit,
Expiring:
6/28/2012	[c]	1	98,900,000	31,220,878	31,123,267	97,611
6/28/2012	[f]	1	404,760,000	128,762,983	127,375,668	1,387,315
Nigerian Naira,
Expiring:
4/15/2013	[c]	1	431,570,000	2,377,796	2,397,685	(19,889)
5/13/2013	[c]	1	435,970,000	2,377,802	2,399,321	(21,519)
Peruvian New Sol,
Expiring
6/28/2012	[f]	1	143,300,000	53,717,491	52,826,191	891,300
Philippine Peso,
Expiring
6/28/2012	[g]	1	363,810,000	8,457,748	8,344,129	113,619

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign
Currency			Foreign			Unrealized
Exchange Number of			Currency			Appreciation
Contracts Contracts			Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales
(continued):
Polish Zloty,
Expiring
6/1/2012	[a]	1	289,224,485	81,437,276	81,561,289	(124,013)
Russian Ruble,
Expiring:
6/28/2012	[i]	1	3,266,940,000	104,533,717	97,350,786	7,182,931
8/13/2012	[b]	1	9,360,000	296,235	276,468	19,767
Turkish Lira,
Expiring
6/1/2012	[c]	1	290,098,429	156,446,329	155,569,609	876,720
Gross Unrealized
Appreciation						19,798,917
Gross Unrealized
Depreciation						(34,573,277)

Counterparties:

a Goldman Sachs
b Deutsche Bank
c JPMorgan Chase & Co.
d Royal Bank of Scotland
e Credit Suisse First Boston
f Citigroup
g Barclays Capital
h Merrill Lynch
i Morgan Stanley Dean Witter

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized apprecia-

tion (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at May 31, 2012:

					Unrealized
Notional	Reference		(Pay)/Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

380,000,000	MXN—1 Month
	Libor	Deutsche Bank	6.83	11/17/2021	880,670
670,000,000	MXN—1 Month
	Libor	Barclays	6.82	11/17/2021	1,518,278
940,000,000	RUB—1 Year
	Moscow Prime	JP Morgan	6.77	9/12/2016	(165,508)
210,000,000	RUB—1 Year
	Moscow Prime	JP Morgan	6.80	9/12/2016	(30,126)
725,000,000	RUB—1 Year
	Moscow Prime	JP Morgan	6.79	9/12/2016	(113,200)
350,000,000	RUB—1 Year
	Moscow Prime	JP Morgan	6.74	9/12/2016	(74,897)
Gross Unrealized
Appreciation					2,398,948
Gross Unrealized
Depreciation					(383,731)

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2012:

Average Market Value ($)
Forward contracts	1,359,795,643

The following summarizes the average notional value of swap contracts outstanding during the period ended May 31, 2012:

Average Market Value ($)
Interest rate swap contracts	96,549,340

At May 31, 2012, the cost of investments for federal income tax purposes was $2,755,314,987; accordingly, accumulated net unrealized depreciation on investments was $142,811,816, consisting of $38,356,820 gross unrealized appreciation and $181,168,636 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders The Dreyfus/Laurel Funds Trust

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Debt Local Currency Fund (the “Fund”), a series of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended and for the period from September 12, 2008 (commencement of operations) to May 31, 2009.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate procedures whre replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Debt Local Currency Fund as of May 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended and for the period from September 12, 2008 (commencement of operations) to May 31, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 26, 2012

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than $.0650 per share as a capital gain dividend paid on December 21, 2011 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0478 as a short-term capital gain dividend paid on December 21, 2011 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 15-16, 2012, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.

The Fund 41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods.The Board also noted that the fund’s yield performance was below the Performance Group and Performance Universe medians for the three one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed the Performance Group funds’ strategies with the Board, and it was agreed that, in the future, Dreyfus would request that Lipper prepare a group of comparable funds that focus on investments with local currency exposure (unhedged), to more closely align with the fund’s investment strategy.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until October 1, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.10% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the prof-

The Fund 43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

itability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was concerned with the fund’s relative performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund 47

OFFICERS OF THE FUND (Unaudited)

The Fund 49

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2012 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,690 in 2011 and $73,410 in 2012.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      9,380 in 2011 and $9,590 in 2012. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,620 in 2011 and $4,720 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2011 and $0 in 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $13,285,000 in 2011 and $12,757,704 in 2012.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2012

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)